UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Nielsen Holdings plc (the “Company”) held its annual general meeting of shareholders on May 12, 2020 (the “Annual Meeting”). The Company’s shareholders considered nine proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2020. A total of 307,167,176 shares were represented at the Annual Meeting in person or by proxy, or 86% of the total shares entitled to vote.  The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1. To elect or re-elect the directors listed below:

Nominee	For	Against	Abstain	Broker Non-Votes
James A. Attwood, Jr.	280,328,628	14,187,439	232,649	12,418,460
Thomas H. Castro	294,327,333	281,941	139,442	12,418,460
Guerrino De Luca	293,375,885	1,293,901	78,930	12,418,460
Karen M. Hoguet	265,166,328	29,546,798	35,590	12,418,460
David Kenny	293,423,813	1,187,971	136,932	12,418,460
Harish Manwani	262,832,547	31,878,670	37,499	12,418,460
Janice Marinelli Mazza	287,120,663	7,489,915	138,138	12,418,460
Robert C. Pozen	265,002,667	29,667,765	78,284	12,418,460
David Rawlinson	292,418,114	2,296,113	34,489	12,418,460
Nancy Tellem	287,121,817	7,491,268	135,631	12,418,460
Javier G. Teruel	251,112,274	43,557,231	79,211	12,418,460
Lauren Zalaznick	285,108,789	9,607,519	32,408	12,418,460

Each of the nominees was elected for a term of one year.

Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020
For	Against	Abstain	Broker Non-Votes
303,293,448	3,840,876	32,852	__
This proposal was approved.
Proposal 3. To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit the Company’s UK statutory annual accounts for the year ending December 31, 2020
For	Against	Abstain	Broker Non-Votes
303,294,700	3,839,716	32,760	__
This proposal was approved.

Proposal 4. To authorize the Audit Committee of the Board of Directors to determine the compensation of the Company’s UK statutory auditor
For	Against	Abstain	Broker Non-Votes
306,930,725	191,774	44,677	__
This proposal was approved.
Proposal 5. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement
For	Against	Abstain	Broker Non-Votes
200,403,585	94,297,237	47,894	12,418,460
This proposal was approved.
Proposal 6. To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2019, which was included as Annex A in the Proxy Statement
For	Against	Abstain	Broker Non-Votes
206,640,759	88,056,695	51,262	12,418,460
This proposal was approved.
Proposal 7. To authorize the Board of Directors to allot equity securities
For	Against	Abstain	Broker Non-Votes
221,990,488	85,124,349	52,339	__
This proposal was approved.
Proposal 8. To authorize the Board of Directors to allot equity securities without rights of pre-emption
For	Against	Abstain	Broker Non-Votes
177,293,972	129,548,096	325,108	__
This proposal was not approved.
Proposal 9. To approve the forms of share repurchase contracts and the counterparties
For	Against	Abstain	Broker Non-Votes
292,415,939	13,788,561	962,676	__
This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020

NIELSEN HOLDINGS PLC

By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary